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                                                                    EXHIBIT 10.7

                                   AMENDMENT
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     In accordance with Section 18.02 of the DBS Distribution Agreement
("Agreement") between Hughes Communications Galaxy, Inc. ("HCG") and the National Rural Telecommunications Cooperative ("NRTC"), dated April 10, 1992 and for good and valuable consideration, receipt of which is hereby acknowledged, the Agreement is amended as follows:

                    (1)  Section 1.01(b)(iii)(3) is hereby deleted in
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               its entirety and replaced with the following new
               Section 101(b)(iii)(3) "(3) "Non-Cabled Eligible Residences" means only those Eligible Residences within specified county(ies) (or zip code(s) in the case of MSA Parts) that do not have available cable television service (i.e., are not "passed" by cable television
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               service). The number of Non-Cabled Eligible Residences
               as to any county (or zip code) as to which payment shall be made under the RSA Non-Cabled Territory Option and/or the MSA Non-Cable Territory Option shall be based upon Neilsen Media Research (January 1, 1992) figures for such country or zip code and identified in an exhibit to the Member Contract."

                    (2)  Section 1.05 is hereby amended by inserting
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               the following phrase after "May 11, 1992" and before
               the immediately following semicolon in the third sentence: "(or, in the case of the second condition precedent identified at Section 1.05(b), below, on or before May 26, 1992)".

     This Amendment may be executed in counterparts pursuant to Section 18.11 of the Agreement and delivered via telecopier.

     WHEREOF each of the parties hereto has duly executed and delivered this Amendment as of the date indicated below.


HUGHES COMMUNICATIONS                        NATIONAL RURAL
GALAXY, INC.                                 TELECOMMUNICATIONS
                                             COOPERATIVE

By: /s/                                      By: /s/
   --------------------------------             --------------------------------
Date: 5/11/92                                Date: 5/11/92
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Attest: /s/                                  Attest: /s/
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Date: 5/11/92                                Date: 5/11/92
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